REGI U.S., INC.

Audit Committee Charter

I.	Audit Committee Purpose

The purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors in fulfilling its duty to oversee the Company’s accounting, financial reporting and internal control functions and the audit of the Company’s financial statements. The Committee’s primary duties and responsibilities are to:

1.	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.
2.	Monitor the independence and performance of the Company’s independent auditors.
3.	Provide an avenue of communication among the independent auditors, management and the Board of Directors.

To fulfill these obligations, the Committee relies on: management for the preparation and accuracy of the Company’s financial statements; and the Company’s independent auditors for an unbiased, diligent audit or review, as applicable, of the Company’s financial statements and the effectiveness of the Company’s internal controls or risk mitigation procedures over internal control deficiencies. Whenever possible, the members of the Committee are not employees of the Company and are not responsible for conducting the audit or performing other accounting procedures.

The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Committee also has the authority to request the Board of Directors to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of the Committee’s duties. The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee for the Board, for the payment of compensation to the Company’s independent auditors, any other accounting firm engaged to perform services for the Company, or any other special legal, accounting, or other consultants or experts it deems necessary in the performance of the Committee’s duties.

II.	Committee Composition and Meetings

The Committee shall be comprised of three or more directors as determined by the Board of Directors, including the Chairman of the Board of Directors and for the remaining committee each of whom shall where possible,

1.	Be an independent director as defined in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules of the SEC under Section 10A of the Exchange Act;
2.	Not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and
3.	Have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement.

At least one member of the Committee shall have, in the judgment of the Board of Directors, past or current employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in the individual’s financial sophistication, including being or having been a Chief Executive Officer, Chief Financial Officer or other senior officer with financial oversight responsibilities. In addition, at least one member of the Committee must be, as determined by the Board of Directors, an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K. In light of the extraordinary commitment of time and attention required of members of the Committee in fulfilling their responsibilities, no member of the Committee shall be a member of the audit committee, or a committee fulfilling similar functions, of more than two other public companies.

Committee members shall be appointed by the Board of Directors on recommendation of the Nominating Committee. The Board of Directors shall designate a member of the Committee as the Chairman. If the Audit Committee Chairman is not designated or present at a meeting, the members of the Committee may designate an interim Chairman by majority vote of the Committee membership.

The Committee shall meet annually, or more frequently as circumstances dictate. Minutes of each of these meetings shall be kept. The Audit Committee Chairman shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually, or more frequently as circumstances dictate, with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee should communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditors’ limited review procedures. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board of Directors.

III.	Committee Responsibilities and Duties

The Committee shall have the following responsibilities and duties:

Review Procedures

1.	Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors.
2.	Prior to releasing the year-end operating results, discuss the results of the audit with the independent auditors. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors.
3.	Annually obtain and review a report from the independent auditors, which shall be delivered prior to the filing of the 10-K and the filing of the audit report with the SEC, which sets forth:

a.	All critical accounting policies and practices used by the Company;
b.	All alternative accounting treatments of financial information within GAAP related to material items that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the accounting firm; and
c.	Other material written communication between the accounting firm and management.

4.	Review the Company’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

5.	In consultation with the management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss any significant deficiencies or material weakness in the design or operation of internal control over financial reporting, any fraud involving management or other employees who have a significant role in internal control over financial reporting, and significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures.
6.	Review and assess the adequacy of internal accounting procedures. Discuss with management the results of the foregoing reviews, including significant items and potential ways to improve the accounting procedures and controls.
7.	Recommend to the Board of Directors that the audited financial statements be included in the Company’s Form 10-K and produce the audit committee report required to be included in the Company’s proxy statement.
8.	Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of the Company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with Auditing Standard No. 1301.

Independent Auditors

1.	The independent auditors are ultimately accountable and shall report directly to the Committee. The Committee shall review the independence and performance of the auditors and is directly responsible for the appointment, retention, compensation and oversight of the independent auditors.
2.	Approve the fees and other significant compensation paid to the independent auditors;
3.	On an annual basis:

a.	Obtain from the independent auditors the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) regarding the independent auditor’s communications with the Committee concerning independence;
b.	Review and discuss with the independent auditors all relationships or services they have with the Company that could impair the auditors’ objectivity and independence; and
c.	Take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the independent auditors.

4.	Review the independent auditors’ audit plan – discuss scope, staffing, locations, reliance upon management, and general audit approach.
5.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting. Review the application of significant regulatory, accounting and auditing initiatives, including new pronouncements, as well as off-balance sheet structures on the Company’s financial statements.
6.	Oversee and confirm the regular rotation of the lead audit partner of the independent auditors.
7.	Pre-approve, to the extent required by applicable law, all audit, non-audit and tax engagements and the related fees and terms with the independent auditors. In accordance with applicable law, the Committee may delegate this authority to one or more designated members of the Committee; provided that any such decision made pursuant to the foregoing delegation of authority shall be presented to the Committee at its next regularly scheduled meeting.
8.	Review with the independent auditors, on completion of the annual audit, their experience, any difficulties encountered, any restrictions on their work, cooperation received, significant disagreements with corporate management, their findings and their recommendations. Oversee the resolution of any disagreements between management and the independent auditors.

Legal Compliance

1.	On at least an annual basis, review with the Company’s counsel any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.
2.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other Audit Committee Responsibilities

1.	Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Committee or the Board of Directors deems necessary or appropriate.
2.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.
3.	Review financial and accounting personnel succession planning within the Company.
4.	On an ongoing basis, review all director and officers’ related party transactions and potential conflicts of interests, and review a summary of the same on an annual basis. Keep the Company’s independent auditors informed of the Committee’s understanding of the Company’s relationships and transactions with related parties that are significant to the Company, and review and discuss with the Company’s independent auditors the auditors’ evaluation of the Company’s identification of, accounting for, and disclosure of its relationships and transactions with related parties, including any significant matters arising from the audit regarding the Company’s relationships and transactions with related parties.